Contract Assets	12 Months Ended
Dec. 31, 2022
Contract assets [abstract]
Contract Assets
10	CONTRACT ASSETS

	December 31, 2022	December 31, 2021	January 1, 2021
	S$’000	S$’000	S$’000
Unbilled receivables	58,808	49,365	46,842

Unbilled receivables are balances owed by the customers that arise from services performed. Any amount previously recognized as a contract asset is reclassified to trade receivables at the point at which it is invoiced to the customer. Contract assets increased by S$
9.4
 million (2021: S$
2.5
million) due to the expansion of business.
Management estimates the loss allowance on amounts due from customers at an amount equal to lifetime ECL, taking into account the historical default experience and the future prospects of the industry in which the customers operate in. None of the amounts due from customers at the end of the reporting period is past due and management has considered the amount to have low credit risk.